SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Attributable to Parent [Abstract]
SHAREHOLDERS' EQUITY
NOTE 13:-	SHAREHOLDERS' EQUITY

Stock Option Plan:

The Company’s 2018 Share Incentive Plan (the "Plan") authorizes the grant of options to purchase shares and restricted shares units (“RSUs”) to officers, employees, directors and consultants of the Company and its subsidiaries. Awards granted under the Plan to participants in various jurisdictions may be subject to specific terms and conditions for such grants as may be approved by the Company’s board from time to time.

Each option granted under the Plan is exercisable for a period of ten years from the date of the grant of the option or the expiration dates of the option plan. The options primarily vest gradually over four years of employment.

In July 2018, the Company granted options to acquire 60,857 ordinary shares under the Plan. During 2019, 62,662 options were granted (including adjustment to options previously granted to reflect the dilutive effect of the 2019 rights offering) under the Plan and no options were exercised. During 2020, 16,014 options were granted (including adjustment to options previously granted to reflect the dilutive effect of the 2020 rights offering) under the Plan and no options were exercised. The total fair value of the options granted is recognized over a four year vesting period.

As of December 31, 2020, options to purchase 134,533 ordinary shares were outstanding under the Plan, exercisable at an average exercise price of $4.55 per share. The stock-based compensation expense related to employees' equity-based awards, recognized during 2020, 2019 and 2018 was $121, $141 and $56, respectively.

In December 2020, the Company's Compensation Committee and Board of Directors, as applicable, approved the grant of an additional 100,000 options with an exercise price of 4.75 to the Company’s CEO, subject to shareholder approval at the next shareholders meeting.

A summary of employee option activity under the Plan as of December 31, 2020 and changes during the year ended December 31, 2020 are as follows:

	Number of options	Weighted-average exercise price	Weighted- average remaining contractual life (in months)	Aggregate intrinsic value (in thousands)

Outstanding at January 1, 2020	123,519	4.65	95	12
Granted	16,014	4.35	106	-
Exercised	-	-	-	-
Forfeited	(5,000)	6.38	107	-

Outstanding at December 31, 2020	134,533	4.55	96	108

Exercisable at December 31, 2020	65,021	4.37	93	56

(*) As of December 31, 2020 and 2019 none of the Company's stock options had expired.

The weighted-average fair value of options granted during the years ended December 31, 2020, 2019 and 2018 were $4.35, $5.12 and $4.17, respectively. The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on the last trading day of the fourth quarter of fiscal 2020 and 2019 and the exercise price, multiplied by the number of in-the-money options). This amount changes, based on the fair market value of the Company's stock. As of December 31, 2020, there was approximately $93 of unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Company's stock option plans. This cost is expected to be recognized over a period of up to 3.3 years.